Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Shareholder Voting Results                                        9
      Financial Information
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             20
         Statement of Assets and Liabilities                           21
         Statement of Operations                                       22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA World Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.










                        USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------
 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 Small Cap Stock                   Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 High-Yield
  Opportunities                    High                    $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Intermediate-Term
  Bond                             Low to moderate         $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000
-------------------------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[Photograph of the President and Vice Chairman of the Board, Michael J.C. Roth, CFA, appears here]


As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

       - It is best to base investment strategy on something other than a forecast of the market.

       - If you insist on forecasting the market, it doesn't help to make the the little calls. You absolutely must be right at times like spring of 1982.

       - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA WORLD GROWTH FUND

OBJECTIVE:  Capital appreciation.

TYPES OF INVESTMENTS: Invests principally in a mix of foreign and domestic equity securities.
--------------------------------------------------------------------------------
                                                   11/30/99         5/31/99
--------------------------------------------------------------------------------
Net Assets                                      $365.9 Million   $326.7 Million
Net Asset Value Per Share                          $19.93           $18.11
--------------------------------------------------------------------------------
Average Annual Total Returns as of 11/30/99
--------------------------------------------------------------------------------
5/31/99 to  11/30/99(+)       1 Year     5 Years     Since Inception on 10/1/92
      14.63%                  28.06%     14.94%               14.17%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund, the Morgan Stanley Capital Index (MSCI)-World, and the Lipper Global Funds Average for the period of 10/01/92 through 11/30/99. The data points from the graph are as follows:

              USAA World             MSCI            Lipper
              Growth Fund            Index           Average
             -------------        -----------      -----------

10/01/92       $10,000              $10,000          $10,000
11/30/92        10,140                9,897           10,091
05/31/93        11,260               11,586           11,471
11/30/93        11,859               11,651           12,517
05/31/94        12,773               12,700           13,428
11/30/94        12,885               12,718           13,396
05/31/95        13,317               14,020           14,211
11/30/95        14,114               15,061           15,151
05/31/96        16,303               16,516           16,908
11/30/96        17,172               17,877           17,892
05/31/97        18,998               19,332           19,536
11/30/97        19,282               20,118           19,987
05/31/98        22,092               23,201           23,193
11/30/98        20,181               24,139           22,276
05/31/99        22,547               26,249           23,793
11/30/99        25,844               29,262           27,670

Data since inception on 10/01/92 through 11/30/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to its benchmark, the Morgan Stanley Capital Index
(MSCI)-World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market, and the Lipper Global Funds Average, an average performance level of all global funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.










Message from the Managers

[Photograph of Portfolio Managers, Curt Rohrman, CFA (Domestic Securities); Kevin P. Moore (Foreign Securities); Albert C. Sebastian, CFA, (Foreign Securities); and David G. Peebles, CFA (Allocation Manager and Foreign Securities); appears here.]

MARKET CONDITIONS

For the six-month period ending November 30, 1999, your Fund's total return was 14.63% compared with the Lipper Global Funds Average return of 15.63% and the
Morgan Stanley Capital Index (MSCI)-World return of 10.84%. The Fund's performance was negatively impacted by its underweighted position in Japan and other Asian markets, while holdings in telecommunications and technology benefited performance for the period.

EUROPE

In Europe, rising interest rates as well as weak currencies negatively impacted equity returns. An improved profit outlook and stronger economic growth positively impacted performance. Telecommunications and technology stocks were the best-performing issues, with media and mining stocks also performing well. However, auto-related and interest-rate-sensitive stocks performed poorly for the period.

CANADA

Canada was a mixed bag with telecommunications and technology performing well, while financial stocks were relatively weak. Energy stocks were also mixed despite higher energy prices.

JAPAN

The market continued to be very strong during the last six months due mainly to global popularity of telecommunications and technology stocks. Growth stocks continued to outperform value stocks due to the secular transformation of the Japanese economy -- from manufacturing to service. The other focus of the market this year has been corporate restructuring, which we expect to continue next year. Consolidation of the banking sector should continue which would, in turn, bring more efficient credit usage. The yen turned around after the middle of the year with expectation of a stronger Japanese economic recovery. The Organization for Economic Cooperation and Development (OECD) recently revised this year's and next year's gross domestic product (GDP) growth from -0.9% to +1.4%, and from 0% to +1.4%, respectively. The current Obuchi administration appears to be very solid, and we expect no political turmoil to take place in the next six months. Our overweighting in the technology and telecommunications sectors positively impacted our performance this year.

EMERGING MARKETS

Most of the regional markets suffered a pullback in the midsummer months and all, except for some Eastern European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998. Expectations for the Asian economies continued to rise during the last six months while concerns lingered regarding Eastern European economies. Commodity price increases and interest-rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded as concerns about presidential elections in Mexico and economic concerns in Brazil have receded.

UNITED STATES

U.S. stocks performed well through the period despite rising interest rates. A combination of strong domestic economic growth, continued low inflation, and recovering overseas economies provided a healthy environment for accelerating earnings growth. Technology stocks were exceptional, driven by spending on
Internet infrastructure and services, wireless equipment, and year 2000 preparations. In fact, of the 11 sectors comprising the S&P 500 Index, only the technology sector and communications services sector outperformed the index. Seven of the 11 sectors experienced negative absolute returns during the period.

Domestic holdings benefited from an overweighted position in technology. Stocks providing particularly good performance include Oracle, Applied Materials, Texas Instruments, Cisco Systems, Analog Devices, and Intel. In other areas, Amgen, Morgan Stanley Dean Witter & Co., and General Electric helped returns. Several consumer-oriented holdings posted significant declines during the period: Avon Products, Mattel, Pepsi Bottling Group, Keebler Foods, Freddie Mac, and CVS.

OUTLOOK

We continue to be encouraged by the strength of the global economy and continue to view Europe positively. European valuations still look relatively attractive, and interest rates in Europe have the potential to decline based on a benign inflation outlook. The value of the Eurodollar could stabilize -- or possibly move higher -- as the economic growth patterns in the U.S. and Europe converge next year. We are comfortable with our energy exposure, as the fundamental values of the stocks do not reflect current energy prices. In Japan, the market will continue to be led by telecommunications and technology sectors as well as by large-capitalization growth stocks. Next year a combination of falling interest rates and increased global growth provides the potential for a positive backdrop for emerging markets.

In the United States, we believe the prospects for lower interest rates are minimal and the best inflation news is probably behind us. Evidence includes persistent economic growth, early signs of labor shortages, and a weakening U.S. dollar. In such an environment, valuations are unlikely to expand, while earnings expectations for year 2000 may prove to be somewhat optimistic. We currently favor international markets to the U.S. market.


Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average and the MSCI-World definitions.



       Top 10 Equity Holdings                         Top 10 Industries
         (% of Net Assets)                            (% of Net Assets)
--------------------------------------     -------------------------------------
Nokia Corp. ADR                    1.9     Telephones                        6.9
America Online, Inc.               1.6     Banks - Major Regional            5.8
Microsoft Corp.                    1.4     Drugs                             5.7
Total Fina SA ADR                  1.4     Computer Software & Service       4.9
Cisco Systems, Inc.                1.3     Communication Equipment           4.3
Clear Channel Communications, Inc. 1.3     Insurance - Multiline Companies   3.9
General Electric                   1.3     Electronics - Semiconductors      3.5
Nortel Networks Corp.              1.3     Oil - International Integrated    2.7
Dayton Hudson                      1.2     Electrical Equipment              2.5
Telefonica SA ADR                  1.2     Beverages - Nonalcoholic          2.5


See page 10 for a complete listing of the portfolio of investments.



                               ASSET ALLOCATION
                                   11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA World Growth Fund to be:

United States - 39.8%; Other - 22.0% (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue); United Kingdom - 10.9%; Japan - 8.5%; Netherlands - 6.2%; France - 5.0%; Canada - 4.5%; and Finland - 3.4%.


Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.









Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     Trustees                     Votes For             Votes Withheld
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.

                            Number of Shares Voting
--------------------------------------------------------------------------------

            For                     Against                  Abstain

         179,181,697               2,930,888                2,467,103









USAA WORLD GROWTH FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)
                                                                        Market
   Number                                                               Value
 of Shares                             Security                         (000)
--------------------------------------------------------------------------------
                               FOREIGN SECURITIES (60.5%)
                                FOREIGN STOCKS (60.4%)
            Argentina (0.1%)
    15,093  IRSA Inversiones y Representaciones S.A. GDR                $    482
--------------------------------------------------------------------------------
            Austria (1.0%)
     9,000  Bank Austria AG                                                  476
    25,700  Boehler Uddeholm AG                                            1,077
    33,700  VA Flughafen Wien AG                                           1,172
    17,500  VA Technologie AG                                              1,073
--------------------------------------------------------------------------------
                                                                           3,798
--------------------------------------------------------------------------------
            Brazil (0.5%)
    19,600  Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR     523
    32,900  Panamerican Beverages, Inc. "A"                                  617
 3,200,000  Petroleo Brasileiro S.A. (Preferred)                             647
--------------------------------------------------------------------------------
                                                                           1,787
--------------------------------------------------------------------------------
            Canada (4.5%)
   153,200  Anderson Exploration Ltd. *                                    1,707
    42,000  Canadian Imperial Bank of Commerce                               935
   103,800  Canadian National Railway Co.                                  3,107
   114,100  Canadian Occidental Petroleum Ltd.                             2,204
    61,800  Nortel Networks Corp.                                          4,573
    58,500  Suncor Energy, Inc.                                            2,208
    69,400  Toronto-Dominion Bank                                          1,674
--------------------------------------------------------------------------------
                                                                          16,408
--------------------------------------------------------------------------------
            Chile (0.1%)
       636  Sociedad Quimica y Minera de Chile S.A. ADR "A"                   18
    11,000  Sociedad Quimica y Minera de Chile S.A. ADR "B"                  313
--------------------------------------------------------------------------------
                                                                             331
--------------------------------------------------------------------------------
            China (0.3%)
    49,600  China Telecom Ltd. *                                             265
   629,000  Cosco Pacific Ltd.                                               514
   306,000  New World Infrastructure Ltd. *                                  345
--------------------------------------------------------------------------------
                                                                           1,124
--------------------------------------------------------------------------------
            Denmark (2.0%)
    18,200  ISS International Service System A/S "B" *                     1,060
    70,600  SAS Danmark A/S                                                  727
    43,500  Tele Danmark A/S "B"                                           2,805
    37,700  Unidanmark A/S                                                 2,859
--------------------------------------------------------------------------------
                                                                           7,451
--------------------------------------------------------------------------------
            Egypt (0.1%)
    27,100  Suez Cement Co. S.A.E. GDR                                       438
--------------------------------------------------------------------------------
            Finland (3.4%)
   527,200  Merita plc "A"                                                 3,177
    95,677  Metso OYJ *                                                    1,036
    49,300  Nokia Corp. ADR                                                6,813
    41,800  Sampo Insurance Co. "A"                                        1,369
--------------------------------------------------------------------------------
                                                                          12,395
--------------------------------------------------------------------------------
            France (5.0%)
     6,900  Accor S.A.                                                     1,567
    35,005  CNP Assurances                                                 1,146
    46,000  Coflexip ADR                                                   1,857
    21,000  Eramet Group                                                   1,164
    13,130  ISIS S.A.                                                        793
    34,000  Renault S.A.                                                   1,495
    22,700  Rhodia                                                           414
    31,200  Rhone Poulenc S.A.                                             1,934
    33,140  SEITA                                                          1,703
    74,974  Total Fina S.A.                                                4,958
    17,000  Valeo S.A.                                                     1,139
--------------------------------------------------------------------------------
                                                                          18,170
--------------------------------------------------------------------------------
            Germany (2.2%)
    49,800  Continental AG                                                   994
    51,200  Hoechst AG                                                     2,523
    54,600  Merck KGaA                                                     1,596
    62,250  Veba AG                                                        3,042
--------------------------------------------------------------------------------
                                                                           8,155
--------------------------------------------------------------------------------
            Greece (0.3%)
    29,900  Hellenic Telecommunications Organization S.A. (OTE)              641
    37,970  National Bank of Greece S.A. GDR                                 531
--------------------------------------------------------------------------------
                                                                           1,172
--------------------------------------------------------------------------------
            Hong Kong (0.2%)
    60,000  Hutchison Whampoa Ltd.                                           740
--------------------------------------------------------------------------------
            Hungary (0.1%)
    11,000  Magyar Tavkozlesi RT. (MATAV) ADR                                332
--------------------------------------------------------------------------------
            India (0.3%)
    44,900  Videsh Sanchar Nigam Ltd. GDR                                  1,033
--------------------------------------------------------------------------------
            Israel (0.2%)
   158,872  Bank Hapoalim Ltd.                                               419
    24,300  Blue Square - Israel Ltd. ADR                                    298
--------------------------------------------------------------------------------
                                                                             717
--------------------------------------------------------------------------------
            Italy (2.7%)
    37,400  ENI S.p.A. ADR                                                 2,024
    27,500  Gucci Group N.V.                                               2,290
   439,000  Italgas S.p.A.                                                 1,725
    89,800  Telecom Italia S.p.A.                                            990
   520,700  Telecom Italia S.p.A. Savings                                  2,807
--------------------------------------------------------------------------------
                                                                           9,836
--------------------------------------------------------------------------------
            Japan (8.5%)
    63,000  Daibiru Corp.                                                    441
       166  East Japan Railway Co.                                           979
     3,700  Internet Initiative Japan, Inc. ADR *                            353
    19,000  Ito-Yokado Co. Ltd.                                            2,053
   125,000  Kikkoman Corp.                                                   965
    63,000  Kirin Brewery Co. Ltd.                                           730
     5,000  Nichii Gakkan Co.                                              1,032
   162,000  Nikko Securities Co. Ltd.                                      2,021
   528,000  Nippon Steel Corp.                                             1,193
       126  Nippon Telegraph & Telephone Corp. (NTT)                       2,265
        50  NTT Mobile Communication Network, Inc.                         1,758
    35,000  Ono Pharmaceutical Co. Ltd.                                    1,111
    30,000  Paris Miki, Inc.                                               2,720
    20,300  Sanix Inc.                                                     2,254
   143,000  Sharp Corp.                                                    2,929
     2,400  Softbank Corp.                                                 1,738
    14,700  Sony Corp.                                                     2,729
   120,000  Sumitomo Electric Industries, Ltd.                             1,363
   210,000  Toshiba Corp.                                                  1,549
    15,600  Toyota Motor Corp.                                             1,060
--------------------------------------------------------------------------------
                                                                          31,243
--------------------------------------------------------------------------------
            Korea (0.6%)
    19,643  Korea Telecom Corp. ADR *                                      1,041
    24,200  Samsung Corp. *                                                  503
     2,418  Samsung Electronics Co. Ltd.                                     501
--------------------------------------------------------------------------------
                                                                           2,045
--------------------------------------------------------------------------------
            Malaysia (0.3%)
   240,000  Genting Bhd                                                      834
   275,000  Malaysia International Shipping Corp. Bhd                        409
--------------------------------------------------------------------------------
                                                                           1,243
--------------------------------------------------------------------------------
            Mexico (0.4%)
     7,400  Telefonos de Mexico, S.A. de C.V. ADR                            685
    67,000  Tubos de Acero de Mexico,  S.A. ADR                              842
--------------------------------------------------------------------------------
                                                                           1,527
--------------------------------------------------------------------------------
            Netherlands (6.2%)
    76,400  Akzo Nobel N.V.                                                3,272
    52,200  Benckiser N.V. "B"                                             3,183
    21,000  EVC International N.V. *                                         225
    48,800  Fortis NL N.V.                                                 1,674
    56,550  ING Group N.V.                                                 3,183
    40,700  Koninklijke KPN N.V.                                           2,268
    27,416  Koninklijke Philips Electronics N.V. ADR                       3,276
    50,600  Oce-van der Grinten N.V.                                         882
    54,900  Versatel Telecom *                                             1,549
    37,100  VNU N.V.                                                       1,471
    69,700  Vopak Kon *                                                    1,837
--------------------------------------------------------------------------------
                                                                          22,820
--------------------------------------------------------------------------------
            Norway (1.7%)
   634,800  Christiania Bank og Kreditkasse                                2,930
    55,600  Schibsted ASA                                                    848
   262,000  Storebrand ASA *                                               1,837
   169,600  Tandberg Data ASA *                                              419
--------------------------------------------------------------------------------
                                                                           6,034
--------------------------------------------------------------------------------
            Philippines (0.1%)
 1,600,000  SM Prime Holdings, Inc.                                          254
--------------------------------------------------------------------------------
            Portugal (1.5%)
    97,656  Banco Pinto & Sotto Mayor S.A.                                 2,096
   144,000  Brisa-Auto Estradas de Portugal S.A.                           1,065
    45,900  Portugal Telecom S.A. ADR                                      2,203
--------------------------------------------------------------------------------
                                                                           5,364
--------------------------------------------------------------------------------
            Russia (0.1%)
    10,000  LUKoil ADR                                                       340
--------------------------------------------------------------------------------
            Singapore (0.2%)
    54,000  DBS Group Holdings, Ltd.                                         700
--------------------------------------------------------------------------------
            South Africa (0.2%)
    34,462  South African Breweries plc                                      324
   164,000  Standard Bank Investment Corp. Ltd.                              573
--------------------------------------------------------------------------------
                                                                             897
--------------------------------------------------------------------------------
            Spain (2.3%)
   108,716  Argentaria, Caja Postal y Banco Hipotecario de Espana, S.A.    2,487
    77,750  Repsol S.A.                                                    1,700
    68,127  Telefonica de Espana S.A. ADR *                                4,233
--------------------------------------------------------------------------------
                                                                           8,420
--------------------------------------------------------------------------------
            Sweden (1.7%)
    78,000  Autoliv, Inc. GDR                                              2,338
    69,400  Skandinaviska Enskilda Bank Rights *                              75
    69,400  Skandinaviska Enskilda Banken "A"                                661
   582,800  Swedish Match AB                                               2,082
    42,200  Volvo AB *                                                     1,024
--------------------------------------------------------------------------------
                                                                           6,180
--------------------------------------------------------------------------------
            Switzerland (1.9%)
     1,984  Novartis AG                                                    3,093
     5,200  Selecta Group AG                                               1,766
     1,980  Sulzer AG P.C. *                                               1,234
     2,840  Swisscom AG                                                      965
--------------------------------------------------------------------------------
                                                                           7,058
--------------------------------------------------------------------------------
            Taiwan (0.5%)
 1,424,201  China Steel Corp.                                              1,012
   224,100  Compal Electronics, Inc.                                         715
   224,100  Compal Electronics, Inc. Rights *                                  0
--------------------------------------------------------------------------------
                                                                           1,727
--------------------------------------------------------------------------------
            Turkey (0.3%)
 2,300,000  Enka Holding Yatrim A.S.                                         666
14,849,173  Yapi Ve Kredi Bankasi A.S.                                       272
--------------------------------------------------------------------------------
                                                                             938
--------------------------------------------------------------------------------
            United Kingdom (10.9%)
    53,900  AstraZeneca Group plc                                          2,402
   164,300  Bank of Scotland                                               1,945
   611,900  Billiton plc                                                   2,959
    52,000  BOC Group plc                                                  1,073
   202,200  British Borneo Petroleum plc *                                   600
    86,600  British Telecommunications plc                                 1,737
   108,000  Cable & Wireless plc                                           1,372
   474,900  Cadbury Schweppes                                              3,014
   146,600  CGU plc                                                        2,211
   975,000  Cookson Group plc                                              3,887
   690,000  Corporate Services Group plc *                                 1,298
    23,400  Glaxo Wellcome plc ADR                                         1,391
   102,000  Laporte plc                                                      949
   918,000  Laporte plc "B" *                                                  7
   581,000  Medeva plc                                                     1,584
   140,000  National Westminster Bank plc                                  3,222
   425,000  Old Mutual plc *                                                 927
    36,800  Powergen plc                                                     318
   177,886  Reuters Group plc                                              1,987
   285,000  Safeway plc                                                      841
   553,700  Tomkins plc                                                    1,921
   279,722  WPP Group plc                                                  4,142
--------------------------------------------------------------------------------
                                                                          39,787
--------------------------------------------------------------------------------
            Total foreign stocks (cost: $157,869)                        220,946
--------------------------------------------------------------------------------

  Principal
   Amount
   (000)
--------------------------------------------------------------------------------
                             FOREIGN BONDS (0.1%)

            Japan (0.1%)
  $    400  MBL International Finance (Bermuda) Trust, Convertible Notes,
               3.00%, 11/30/2002 (cost: $400)                                458
--------------------------------------------------------------------------------
            Total foreign securities (cost: $158,269)                    221,404
--------------------------------------------------------------------------------

 Number
of Shares
--------------------------------------------------------------------------------
                         DOMESTIC STOCKS (35.2%)

            Aerospace/Defense (0.4%)
    31,000  Boeing Co.                                                     1,265
--------------------------------------------------------------------------------
            Aluminum (0.8%)
    44,000  Alcoa, Inc.                                                    2,882
--------------------------------------------------------------------------------
            Banks - Major Regional (0.5%)
    52,000  Mellon Financial Corp.                                         1,895
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (1.5%)
   152,000  Pepsi Bottling Group, Inc.                                     2,660
    81,000  PepsiCo, Inc.                                                  2,800
--------------------------------------------------------------------------------
                                                                           5,460
--------------------------------------------------------------------------------
            Biotechnology (0.5%)
    40,000  Amgen, Inc. *                                                  1,823
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (1.3%)
    60,000  Clear Channel Communications, Inc. *                           4,822
--------------------------------------------------------------------------------
            Communication Equipment (1.1%)
    56,532  Lucent Technologies, Inc.                                      4,130
--------------------------------------------------------------------------------
            Computer - Hardware (1.4%)
    40,300  Dell Computer Corp. *                                          1,733
    37,000  Hewlett-Packard Co.                                            3,510
--------------------------------------------------------------------------------
                                                                           5,243
--------------------------------------------------------------------------------
            Computer - Networking (1.3%)
    55,000  Cisco Systems, Inc. *                                          4,905
--------------------------------------------------------------------------------
            Computer Software & Service (4.9%)
    82,000  America Online, Inc. *                                         5,960
    40,000  BMC Software, Inc. *                                           2,912
    56,000  Microsoft Corp. *                                              5,099
    60,000  Oracle Corp. *                                                 4,069
--------------------------------------------------------------------------------
                                                                          18,040
--------------------------------------------------------------------------------
            Drugs (2.1%)
     4,000  Eli Lilly & Co.                                                  287
    28,000  Merck & Co., Inc.                                              2,198
    75,000  Pfizer, Inc.                                                   2,714
    48,000  Schering-Plough Corp.                                          2,454
--------------------------------------------------------------------------------
                                                                           7,653
--------------------------------------------------------------------------------
            Electrical Equipment (1.3%)
    36,000  General Electric Co.                                           4,680
--------------------------------------------------------------------------------
            Electronics - Semiconductors (2.9%)
    50,000  Analog Devices, Inc. *                                         2,872
    48,000  Intel Corp.                                                    3,681
    42,000  Texas Instruments, Inc.                                        4,034
--------------------------------------------------------------------------------
                                                                          10,587
--------------------------------------------------------------------------------
            Entertainment (0.7%)
    85,000  Walt Disney Co.                                                2,369
--------------------------------------------------------------------------------
            Equipment - Semiconductors (0.9%)
    35,000  Applied Materials, Inc. *                                      3,410
--------------------------------------------------------------------------------
            Finance - Diversified (1.3%)
    18,000  Freddie Mac                                                      889
    31,900  Morgan Stanley Dean Witter & Co.                               3,848
--------------------------------------------------------------------------------
                                                                           4,737
--------------------------------------------------------------------------------
            Foods (1.1%)
    35,000  Hershey Foods Corp.                                            1,719
    81,000  Keebler Foods Co. *                                            2,233
--------------------------------------------------------------------------------
                                                                           3,952
--------------------------------------------------------------------------------
            Health Care - Diversified (1.7%)
     6,000  American Home Products Corp.                                     312
    33,000  Bristol-Myers Squibb Co.                                       2,411
    32,000  Johnson & Johnson, Inc.                                        3,320
     3,000  Warner-Lambert Co.                                               269
--------------------------------------------------------------------------------
                                                                           6,312
--------------------------------------------------------------------------------
            Hospitals (0.1%)
    32,000  Health Management Associates *                                   394
--------------------------------------------------------------------------------
            Household Products (1.0%)
    34,000  Procter & Gamble Co.                                           3,672
--------------------------------------------------------------------------------
            Insurance - Multiline Companies (1.4%)
    37,000  American International Group, Inc.                             3,820
   101,200  Manulife Financial Corp. *                                     1,310
--------------------------------------------------------------------------------
                                                                           5,130
--------------------------------------------------------------------------------
            Leisure Time (0.4%)
    90,000  Mattel, Inc.                                                   1,288
--------------------------------------------------------------------------------
            Manufacturing - Specialized (0.7%)
    44,000  Avery Dennison Corp.                                           2,613
--------------------------------------------------------------------------------
            Medical Products & Supplies (0.9%)
     9,000  Guidant Corp. *                                                  450
    76,000  Medtronic, Inc.                                                2,955
--------------------------------------------------------------------------------
                                                                           3,405
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (0.4%)
    41,000  Halliburton Co.                                                1,586
--------------------------------------------------------------------------------
            Personal Care (1.0%)
   103,000  Avon Products, Inc.                                            3,753
--------------------------------------------------------------------------------
            Retail - Drugs (0.3%)
    42,000  Duane Reade, Inc. *                                              929
--------------------------------------------------------------------------------
            Retail - General Merchandising (1.2%)
    60,000  Dayton Hudson Corp.                                            4,234
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (1.0%)
    86,000  Gap, Inc.                                                      3,483
--------------------------------------------------------------------------------
            Services - Data Processing (0.2%)
    14,000  First Data Corp.                                                 606
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (0.9%)
    40,000  MCI WorldCom, Inc. *                                           3,307
--------------------------------------------------------------------------------
            Total domestic stocks (cost: $69,524)                        128,565
--------------------------------------------------------------------------------

  Principal
   Amount
   (000)
--------------------------------------------------------------------------------
                        U.S. GOVERNMENT & AGENCY ISSUE (4.6%)
            U.S. Government (4.6%)
  $ 16,914  Federal Home Loan Mortgage Corp., 5.61%, 12/01/1999
            (cost: $16,914)                                               16,914
--------------------------------------------------------------------------------
                  Total investments (cost: $244,707)                    $366,883
================================================================================








                         PORTFOLIO SUMMARY BY INDUSTRY
                         -----------------------------

Telephones                      6.9% Telecommunications - Long Distance     1.4%
Banks - Major Regional          5.8  Manufacturing - Diversified Industries 1.4
Drugs                           5.7  Foods                                  1.3
Computer Software & Service     4.9  Computer - Networking                  1.3
U.S. Government                 4.6  Broadcasting - Radio & TV              1.3
Communication Equipment         4.3  Chemicals - Specialty                  1.3
Insurance - Multiline Companies 3.9  Banks - Money Center                   1.3
Electronics - Semiconductors    3.5  Oil & Gas - Exploration & Production   1.2
Oil - International Integrated  2.7  Metals/Mining                          1.2
Electrical Equipment            2.5  Oil & Gas - Drilling/Equipment         1.2
Beverages - Nonalcoholic        2.5  Retail - General Merchandising         1.2
Household Products              1.9  Advertising/Marketing                  1.1
Retail - Specialty              1.8  Iron & Steel                           1.1
Finance - Diversified           1.8  Leisure Time                           1.1
Auto Parts                      1.8  Tobacco                                1.1
Railroads/Shipping              1.7  Personal Care                          1.0
Health Care - Diversified       1.7  Investment Banks/Brokerage             1.0
Computer - Hardware             1.6  Automobiles                            1.0
Manufacturing - Specialized     1.5  Retail - Specialty Apparel             1.0
                                     Other                                 16.7
                                                                           ----
                                     Total                                100.3%
                                                                          =====









USAA WORLD GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

* Non-income producing securities.




See accompanying notes to financial statements.









USAA WORLD GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)


ASSETS

   Investments in securities, at market value
     (identified cost of $244,707)                                    $366,883
   Cash                                                                     16
   Cash denominated in foreign currencies (identified cost of $364)        357
   Receivables:
      Capital shares sold                                                  119
      Dividends and interest                                               403
      Securities sold                                                    1,057
   Unrealized appreciation on foreign currency contracts held,
     at value                                                                3
                                                                      --------
         Total assets                                                  368,838
                                                                      --------

LIABILITIES

   Securities purchased                                                  2,113
   Unrealized depreciation on foreign currency contracts held,
     at value                                                               16
   Capital shares redeemed                                                 317
   USAA Investment Management Company                                      223
   USAA Transfer Agency Company                                             75
   Accounts payable and accrued expenses                                   212
                                                                      --------
         Total liabilities                                               2,956
                                                                      --------
            Net assets applicable to capital shares outstanding       $365,882
                                                                      ========

REPRESENTED BY:

   Paid-in capital                                                    $228,591
   Accumulated undistributed net investment income                          42
   Accumulated net realized gain on investments                         15,090
   Net unrealized appreciation of investments                          122,176
   Net unrealized depreciation on foreign currency translations            (17)
                                                                      ---------
            Net assets applicable to capital shares outstanding       $365,882
                                                                      ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                          18,352
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  19.93
                                                                      ========

See accompanying notes to financial statements.








USAA WORLD GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)

Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $219)                 $ 1,834
      Interest                                                              304
                                                                        -------
         Total income                                                     2,138
                                                                        -------
   Expenses:
      Management fees                                                     1,294
      Transfer agent's fees                                                 414
      Custodian's fees                                                      145
      Postage                                                                96
      Shareholder reporting fees                                             32
      Trustees' fees                                                          5
      Registration fees                                                      55
      Professional fees                                                      31
      Other                                                                   6
                                                                        -------
         Total expenses                                                   2,078
                                                                        -------
            Net investment income                                            60
                                                                        -------
Net realized and unrealized gain (loss) on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                        15,173
      Foreign currency transactions                                         (18)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        32,165
      Foreign currency translations                                          15
                                                                        -------
            Net realized and unrealized gain                             47,335
                                                                        -------
Increase in net assets resulting from operations                        $47,395
                                                                        =======


See accompanying notes to financial statements.









USAA WORLD GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)

                                                         11/30/99     5/31/99
                                                       -------------------------


From operations:
   Net investment income                                 $     60     $  1,764
   Net realized gain on investments                        15,173       12,989
   Net realized loss on foreign currency transactions         (18)        (206)
   Change in net unrealized appreciation/depreciation
      of:
      Investments                                          32,165      (10,486)
      Foreign currency translations                            15          212
                                                       -------------------------
      Increase in net assets resulting from operations     47,395        4,273
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                   (1,104)      (1,995)
                                                       -------------------------
   Net realized gains                                     (12,889)     (10,052)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                               33,653      125,901
   Shares issued for dividends reinvested                  13,735       11,871
   Cost of shares redeemed                                (41,610)    (160,176)
                                                       -------------------------
      Increase (decrease) in net assets from
         capital share transactions                         5,778      (22,404)
                                                       -------------------------
Net increase (decrease) in net assets                      39,180      (30,178)
Net assets:
   Beginning of period                                    326,702      356,880
                                                       -------------------------
   End of period                                         $365,882     $326,702
                                                       =========================
Undistributed net investment income included in
   net assets:
   End of period                                         $     42     $  1,104
                                                       =========================
Change in shares outstanding:
   Shares sold                                              1,786        7,368
   Shares issued for dividends reinvested                     728          664
   Shares redeemed                                         (2,200)      (9,429)
                                                       -------------------------
      Increase (decrease) in shares outstanding               314       (1,397)
                                                       =========================



See accompanying notes to financial statements.









USAA WORLD GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA World Growth Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in a mix of foreign and domestic equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sale price, or the most recently determined closing price calculated according to local market convention available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1999, were $47.9 million and $59.8 million, respectively.

Gross unrealized appreciation and depreciation of investments November 30, 1999, were $136.7 million and $14.5 million, respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:

------------------------------------------------------------------------------------------------
                                   U.S. Dollar
Exchange      Contracts to         Value as of     In Exchange       Unrealized      Unrealized
 Date            Receive             11/30/99    for U.S. Dollar    Appreciation    Depreciation
------------------------------------------------------------------------------------------------
12/01/99      969 Pound Sterling     $1,545         $1,559              -               $(14)
12/01/99      108 Pound Sterling        172            174              -                 (2)
------------------------------------------------------------------------------------------------
                                     $1,717         $1,733              -               $(16)
================================================================================================

Foreign Currency Contracts to Sell:

------------------------------------------------------------------------------------------------
                                   U.S. Dollar
Exchange      Contracts to         Value as of     In Exchange       Unrealized      Unrealized
 Date            Deliver             11/30/99    for U.S. Dollar    Appreciation    Depreciation
------------------------------------------------------------------------------------------------
7/29/99        82 Euro Currency        $82            $85                $3              -
------------------------------------------------------------------------------------------------
                                       $82            $85                $3              -
================================================================================================


(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26.00 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1999, was $3,930.


(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:



                              Six-month
                             Period Ended
                             November 30,                     Year Ended May 31,
                            -----------------------------------------------------------------------
                               1999         1999         1998         1997         1996       1995
                            -----------------------------------------------------------------------
Net asset value at
   beginning of period      $  18.11     $  18.36     $  16.84     $  15.50     $  12.96   $  12.71
Net investment income            -            .10          .11          .11          .12        .07
Net realized and
   unrealized gain              2.60          .27         2.51         2.28         2.73        .46
Distributions from net
   investment income            (.06)        (.10)        (.08)        (.14)        (.08)       -
Distributions of realized
   capital gains                (.72)        (.52)       (1.02)        (.91)        (.23)      (.28)
                            -----------------------------------------------------------------------
Net asset value at
   end of period            $  19.93     $  18.11     $  18.36     $  16.84     $  15.50   $  12.96
                            =======================================================================
Total return (%) *             14.63         2.06        16.29        16.52        22.43       4.26
Net assets at end of
   period (000)             $365,882     $326,702     $356,880     $306,799     $267,192   $200,745
Ratio of expenses to
   average net assets (%)       1.20(a)      1.16         1.13         1.20         1.27       1.28
Ratio of net investment
   income to average net
   assets (%)                    .03(a)       .55          .64          .63          .96        .69
Portfolio turnover (%)         14.42        51.19        45.04        50.02        60.97      58.88


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777